UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2013

PEDIATRX INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

3250 NE 1st. Ave., Suite 305, Miami, Florida 33137
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (908) 975-0753

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in the Registrant’s Certifying Accountant

On August 1, 2013, Horne LLP resigned as our independent registered public accounting firm. The resignation of Horne LLP was accepted by our board of directors.

Horne LLP’s report on our company’s financial statements for the fiscal years ended February 28, 2013 and February 29, 2012 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our company’s fiscal years ended February 28, 2013 and February 29, 2012 and in the subsequent interim period through the date of the resignation, there were no disagreements, resolved or not, with Horne LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement, if not resolved to the satisfaction of Horne LLP, would have caused Horne LLP to make reference to the subject matter of the disagreement in connection with its report.

Except as disclosed below, during our company’s fiscal years ended February 28, 2013 and February 29, 2012 and in the subsequent interim period through the date of the resignation, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

In connection of the audit of our financial statements as of and for the year ended February 28, 2013 and the review of our financial statements as of and for the three month period ended May 31, 2013, Horne LLP advised us that it had identified following control deficiency to be a material weakness:

  Our company has limited Securities and Exchange Commission reporting and financial reporting experience. Due to its development stage, our company has decided not to remedy this staffing deficiency at this time.

We agreed with Horne LLP on these matters.

We provided Horne LLP with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this current report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from Horne LLP is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Horne LLP dated August 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRX INC.

/s/ Joseph Arcuri
Joseph Arcuri
Director
August 6, 2013